UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2010 (November 9, 2010)
HCA INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On November 9, 2010, HCA Inc. (the “Company”) issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2010, the text of which is set forth as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.
     On November 9, 2010, the Company issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2010, the text of which is set forth as Exhibit 99.1.

Item 8.01.	Other Events.
     On November 9, 2010, the Company announced that HCA Holdings, Inc. (“Holdings”) intends to offer $1.525 billion aggregate principal amount of senior unsecured notes due 2021 (the “Notes”). Holdings is a Delaware corporation recently formed under the name HCA Subsidiary, Inc. and a wholly owned subsidiary of HCA Inc. HCA Subsidiary, Inc., whose name will be changed to HCA Holdings, Inc., was formed in connection with HCA Inc.’s proposed corporate reorganization whereby, upon the consummation thereof, HCA Inc. will become a wholly owned subsidiary of Holdings. Holdings intends to use the net proceeds of the offering, together with borrowings by HCA Inc. under its senior secured credit facilities, to make a distribution to Holdings’ stockholders and optionholders and to pay related fees and expenses. The corporate reorganization is subject to the receipt of certain regulatory approvals and, if these approvals are not received by the closing date of the Notes offering, the net proceeds therefrom will be held in escrow until such time as the corporate reorganization is completed and the conditions to release the funds from escrow have been satisfied.
     The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
     The text of the press release is set forth as Exhibit 99.2

Item 9.01.	Financial Statements and Exhibits.
(d)

Exhibit Number	Exhibit Title
99.1	Press Release dated November 9, 2010

99.2	Press Release dated November 9, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
Executive Vice President and Chief Financial Officer

Date: November 9, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated November 9, 2010

99.2	Press Release dated November 9, 2010